UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2025

SIGYN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-55575	84-4210559
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2468 Historic Decatur Road
Suite 140
San Diego, California	92106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 619.353.0800

Prior address and phone number:

(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2025, our Board of Directors appointed Michael Ryan to our Board of Directors. Mr. Ryan will serve in this capacity until the next meeting of stockholders or until his successor has been duly elected and qualified, or until the earlier of his death, resignation or removal.

Mr. Ryan is a seasoned executive, entrepreneur and investor within the early-stage technology and life science industry. Mr. Ryan is one of the Founder Directors of Irrus Investments, Ltd., a role he has held since 2011. Irrus Investments is the largest angel investment syndicate in Ireland with an emphasis on life science companies. To date, Irrus has invested over €40million in 35 early-stage life science and technology companies in Ireland, UK, Sweden and USA. Mr. Ryan previously served as Chief Executive Officer and Board Member of Sedana Medical, from 2011 until shortly before the Company launched on the Nasdaq owned First North stock exchange in Stockholm in 2017. Prior to this, he was the main shareholder and Chief Executive Officer of Artema Medical AB, where he helped orchestrate the Company’s acquisition by Datascope Corporation. Mr. Ryan holds a B.Eng in Mechanical Engineering and a Masters in Industrial Engineering from University College Dublin.

In connection with Mr. Ryan’s appointment he was granted the same compensation as the other members of our Board of Directors, namely, (i) an annual payment $30,000 paid in equal quarterly installments, and (ii) restricted stock units with a grant date fair value of $50,000, or at the discretion of the Directors, options to acquire the same number of shares of common stock, with any equity compensation priced on the average closing prices of the Corporation’s common stock for the five trading days preceding and including the date of grant and will vest in equal quarterly installments over one year.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGYN THERAPEUTICS, INC.

Date: January 16, 2025	By:	/s/ James A. Joyce
James A. Joyce, Chairman and CEO